United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2016

SquareTwo Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Second Floor, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-296-3345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2016, SquareTwo Financial Corporation (“SquareTwo”) together with certain of its domestic and Canadian subsidiaries, Ally Bank, as agent, Canadian agent and a lender and certain other financial institutions as lenders, entered into Amendment No. 7 (the “Amendment”) to its Loan Agreement dated as of April 7, 2010 (the “Loan Agreement”), as amended, among SquareTwo, Preferred Credit Resources Limited, certain other affiliates of SquareTwo, Ally Commercial Finance LLC and the other lenders from time to time party thereto. Pursuant to the terms of the Amendment, the following material adjustments were made to the Loan Agreement: (i) the maximum commitment amount of the revolving credit facility was decreased from $245,000,000 to $140,000,000 and (ii) the term of the revolving credit facility was extended and now expires on April 29, 2016. In addition, certain additional covenants have been added to the Loan Agreement.

As SquareTwo moves towards a long-term change in capital structure, this Amendment provides SquareTwo the ability to continue ongoing negotiations to obtain support of certain lenders and investors as part of financing alternatives for the senior revolving credit facility and the senior second lien notes. SquareTwo has assessed all changes to the Loan Agreement including changes in commitment levels and covenants and will continue normal operations through the revised expiration date of the Loan Agreement.

Cautionary Note Regarding Forward-Looking Statements

Some of the information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements related to anticipated changes in SquareTwo’s capital structure. All forward-looking statements reflect our current beliefs and assumptions and are based on information currently available to us. Accordingly, these statements are subject to significant risks and uncertainties and our actual results, business plans and prospects could differ significantly from those expressed in, or implied by, these statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under “Risk Factors” in our most recent Annual Report on Form 10‑K. We undertake no obligation to update publicly or publicly revise any forward-looking statement, whether as a result of new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date:	April 7, 2016	By:	/s/ Alan Singer
		Name:	Alan Singer
		Title:	General Counsel